Exhibit 99.1

UHOS Presentation Bank of America 2008 Credit Conference November 21, 2008

2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties as detailed in our Annual Report on Form 10-K/A for the year ended December 31, 2007 as well as our other filings with the Securities and Exchange Commission. This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

3 Leading provider of medical equipment “Lifecycle Services” Customers: ~ 4,000 Hospitals, ~3,800 Alternate Sites, ~ 200 Manufacturers Equipment: ~ 200,000 units owned and ~ 400,000 units managed Nationwide Footprint: ~80 district offices; 6 Centers of Excellence UHS - Who We Are Monitors Bariatrics Ventilators IV Pumps Sampling of Equipment Rental Products Beds / Surfaces Wound Therapy

4 Examples Of Customers Group Purchasing Orgs Acute Care Hospitals Alternative Care Manufacturers

5 UHS Past Growth Equipment Lifecycle Approach has broadened our product lines into Bariatrics, Fully Outsourced Programs and Services Peak Needs Equipment Rental

6 UHS Future Growth: Equipment Based Therapies & Solutions Equipment Based Solutions Wound prevention & care Patient handling / falls Medication errors / infectious disease Protocol & Measure Focus Product Focus Capital / Operating Costs Nursing productivity / satisfaction Patient safety / outcomes

7 Traditional Rental Peak Needs / Emergency Needs Bridging Capital Budget Periods Customer Need UHS Solution: Peak Needs Equipment Rental Peak Needs Rental = 10% Owned Equipment = 90% Equipment Needs Winter Spring Summer Fall ~ $300 million Market Strong growth opportunities in Bariatrics

8 Fully Outsourced Program Incremental Capital Operating Efficiencies Reduced Never Events Customer Need UHS Solution: Asset Management Program Peak Needs Rental = 10% Owned Equipment = 90% Equipment Needs ~ $3 Billion Market Asset Management Program UHS is innovator; Tipping point nearing; Currently in 2nd Inning Winter Spring Summer Fall

9 2. Enhanced Operating Efficiencies: People & Process: UHS Specialists in the Hospital deliver, pick up, clean, inspect, repair and track equipment Technology: State of the art reporting & tracking system integrates with the Hospital’s systems 1. Incremental Capital to the Hospital: UHS buys existing equipment or funds upgrades 0% 20% 40% 60% 80% Pre-AMPP Post- AMPP Utilization 3. Improved Nursing Satisfaction and Reduced Never Events as Nursing focuses on patient care Asset Management Provides 3 Basic Solutions Leading to accretive operating results through dramatically enhanced utilization

10 Expanded Addressable Markets Legacy Rental Market ~$300 million Market Asset Management Program ~$3 Billion Market Patient Handling Beds Stretchers Wheelchairs > $600 million Market Wound Prevention & Therapy Surfaces Negative Pressure Wound Therapy > $1.0 Billion Market Substantially Capital-light to UHS

11 Customer Growth Due to Differentiated Equipment Fleet and Service Levels Total Outsourcing Customers 3,000 4,000 5,000 6,000 7,000 8,000 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2003 2004 2004 2004 2004 2005 2005 2005 2005 2006 2006 2006 2006 2007 2007 2007 2007 2008 2008 2008

12 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Adjusted EBITDA Performance – YTD September $40 $50 $60 $70 $80 $90 2007 2008 +10.6%

13 Liquidity Remains Robust $ in Millions at 9/30/08 $135 Bank Line Available Liquidity = $90 Unused, but Earmarked for Dec 1st Interest Payments = $20 Usage on 9/30/08 = $25 (including LOCs)

14 Leverage Trending Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations Total Debt / LTM Adjusted EBITDA 3.0 3.5 4.0 4.5 5.0 5.5 6.0 Q1-99 Q3-99 Q1-00 Q3-00 Q1-01 Q3-01 Q1-02 Q3-02 Q1-03 Q3-03 Q1-04 Q3-04 Q1-05 Q3-05 Q1-06 Q3-06 Q1-07 Q3-07 Q1-08 Q3-08 Recap Recap Recap

15 No Material Debt Maturities Before 2013 $460 $135 $ 10 Debt Maturities Fixed and Floating Rate Notes Revolver 10.125% Notes Instruments 2015 2014 2013 2012 2011 2010 2009 Year

16 $72.2 $95.5 2007 A IDN AMPP signings Heavy spending for our new customers ~ $70 Net Accrual Capex Original: ~ $104 Q1 update: $105 - $108 Q3 update: $104 + / - 2008 E - Hospital Admissions / Elective Surgeries - Unemployment / Self Insured + Curtailed Hospital Capex + “Never Events” upgrades - Customer Health Adjusted EBITDA (pre-FAS 141 and other adjustments) Wild Cards Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex 2008 Estimated Guidance ($ millions) We are modestly adjusting our 2008E Adjusted EBITDA guidance to $104 million + / - Expect to produce steady growth as well in 2009

17 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2009 2010 2011 2008 Our Ownership Setting is a Huge Advantage! Public Equity Setting (Stock Exchange) Short term Focused Private Equity Setting Building for the Longer Term

18 Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Adjusted EBITDA Track Record Historically, recessions negatively impact hospital admissions; but challenging capital market settings push health care providers towards Rental vs. Purchase Tremendous growth opportunities in Wound Therapy, Patient Handling and Asset Management UHS expects to continue its history of consistent performance even in difficult markets $20,000 $35,000 $50,000 $65,000 $80,000 $95,000 $110,000 2000 2001 2002 2003 2004 2005 2006 2007 2008E UHS

19 Appendix Selected Reconciliations EBITDA Reconciliation: Q3 2008 and YTD 2008 EBITDA Reconciliation: 1998 – LTM September 2008 Depreciation and Amortization Reconciliation Other Reconciliations

20 Selected Reconciliations $ in Millions 3rd Quarter September YTD LTM 2007 2008 2007 2008 Sept 2008 Gross Margin FAS 141 Impact Depreciation 3.6 4.6 5.1 11.8 15.4 Inventory Adjustment 0.1 - 0.2 - - Occupancy - - - 0.1 0.2 Fixed Asset Disposals 0.9 0.5 1.0 1.5 2.4 Tota l Gross Margin FAS 141 Impact 4.6 $ 5.1 $ 6.3 $ 13.4 $ 18.0 $ SG&A per GAAP to Cash SG&A SG&A per GAAP 20.8 21.3 56.0 64.9 86.3 Option Expense 2003 Stock Option Program - - (1.2) - - 2007 Stock Option Program (1.0) (0.7) (1.4) (1.9) (3.0) Other - (0.1) - (0.1) (0.1) Depreciation & Amortization (Intangibles) (0.8) (0.7) (3.6) (2.3) (3.0) FAS 141 Depreciation & Amortization (4.2) (4.0) (5.6) (12.3) (16.6) Other FAS 141 Impact (0.1) (0.1) (0.1) (0.3) (0.4) Management, Board, & Strategic Fees (0.3) (0.3) (0.8) (0.9) (1.1) Cash SG&A 14.4 15.4 43.4 47.1 62.1 Company Sale/Restructuring 2003 Stock Option Program Expense - - 6.7 - - Accounting, Legal & Investment Banking Advisory Fees 0.2 - 9.5 - - Severance/Relocation - - 0.9 - - Bridge Commitment Fee - - 3.5 - - Fees to BSMB - - 6.5 - - Tota l Company Sale/Restructuring 0.2 $ - $ 27.1 $ - $ - $ Loss on Extinguishment of Debt - $ - $ 23.4 $ - $ - $

21 Reconciliation Q3 2008 and YTD 2008 Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities ( as determined in accordance with generally accepted accounting principles (“GAAP”)) as a measure of performance, and are not representative of funds available for discretionary use due to UHS’ financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS’ debt covenant calculations, and Adjusted EBITDA is included because UHS’ financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company’s ability to service its long-term obligations, the Company’s ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions). $ in Millions 3rd Quarter September YTD 2007 2008 2007 2008 Net Cash provided by Operating Activities 20.9 $ 22.7 $ 29.2 $ 51.0 $ Changes in Operating Assets and Liabilities (9.1) (9.7) (6.6) (6.5) Other and Non-Cash Expenses 1.4 1.7 (29.9) 3.6 Income Tax Expense (4.3) (3.8) (5.4) (9.7) Interest Expense 11.3 11.5 28.9 35.0 EBITDA 20.2 22.4 16.2 73.4 Management, Board, & Strategic Fees 0.2 0.3 0.8 0.9 Other - 0.1 (0.7) 0.1 Stock Option Expense 1.0 0.7 2.6 1.9 FAS 141 Impact 1.1 0.6 1.3 1.9 Loss on Extinguishment of Debt - - 23.4 - Transaction and Related Costs 0.2 - 27.1 - Adjusted EBITDA 22.7 $ 24.1 $ 70.7 $ 78.2 $

22 EBITDA Reconciliation: 1998 – LTM Sept 2008 Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities ( as determined in accordance with generally accepted accounting principles (“GAAP”)) as a measure of performance, and are not representative of funds available for discretionary use due to UHS’ financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS’ debt covenant calculations, and Adjusted EBITDA is included because UHS’ financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company’s ability to service its long-term obligations, the Company’s ability to fund continuing growth, and the Company’s ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions). $ in Millions 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 LTM Sept 2008 Net Cash provided by Operating Activities 9.7 $ 15.2 $ 28.2 $ 31.7 $ 40.2 $ 16.0 $ 38.0 $ 44.0 $ 48.9 $ 29.8 $ 51.6 $ Changes in Operating Assets and Liabilities 1.4 3.7 (3.5) 0.4 4.1 7.9 2.2 2.3 0.7 6.7 6.8 Other and Non-Cash Expenses 0.9 0.7 (2.3) (3.7) (11.7) (7.9) (3.4) (3.3) (4.1) (28.5) 5.1 Income Tax Expense (1.1) (1.7) 0.1 0.1 0.1 0.3 1.2 0.8 0.6 (9.7) (14.0) Interest Expense 11.2 18.0 20.7 19.6 18.1 20.2 30.5 31.1 31.6 40.2 46.3 EBITDA 22.1 35.9 43.2 48.1 50.8 36.5 68.5 75.0 77.7 38.5 95.8 Recapitalization, company sale, stock compensation and severence expenses 5.1 - - 1.6 10.1 14.4 - - - 27.2 - Terminated IPO Expenses - - - 1.2 - - - - - - - Loss on extinguishment of debt - - - - - 13.3 - - - 23.4 - Financing and Reorganization Charges 5.1 $ - $ - $ 2.8 $ 10.1 $ 27.7 $ - $ - $ - $ 50.6 $ - $ Management, Board, & Strategic Fees - - 0.3 0.4 0.3 0.3 0.7 0.8 1.6 1.0 1.1 Other 2.9 - - - - - - - - (0.7) 0.1 Stock Option Expense - - - - - - - - 1.7 3.7 3.0 FAS 141 Impact 2.4 3.0 Adjusted EBITDA 30.1 $ 35.9 $ 43.5 $ 51.3 $ 61.2 $ 64.5 $ 69.2 $ 75.8 $ 81.0 $ 95.5 $ 103.0 $ Total Revenue 69.4 $ 92.2 $ 106.0 $ 125.6 $ 153.8 $ 171.0 $ 199.6 $ 215.9 $ 225.1 $ 264.0 $ 287.8 $ Total Debt and Accrued Interest (end of period) 153.8 $ 192.4 $ 199.0 $ 209.2 $ 205.8 $ 276.7 $ 301.9 $ 305.0 $ 315.0 $ 501.1 $ 518.0 $

23 Depreciation & Amortization Reconciliation $ in Millions 3rd Quarter September YTD LTM 2007 2008 2007 2008 Sept 2008 Medical Equipment Depreciation 10.5 $ 11.3 $ 32.2 $ 34.7 $ 46.9 $ FAS 141 Medical Equipment Depreciation 3.6 4.5 5.0 11.7 15.3 Total Medical Equipment Depreciation 14.1 15.8 37.2 46.4 62.2 . Other Gross Margin Depreciation 1.0 1.2 3.0 3.3 4.6 FAS 141 Other Gross Margin Depreciation - - 0.1 0.1 0.1 Total Other Gross Margin Depreciation 1.0 1.2 3.1 3.4 4.7 Gross Margin Depreciation 11.5 12.5 35.2 38.0 51.5 FAS 141 Gross Margin Depreciation 3.6 4.5 5.1 11.8 15.4 Total Gross Margin Depreciation 15.1 17.0 40.3 49.8 66.9 Selling, General, and Admin Depreciation 0.8 0.7 2.5 2.3 3.1 FAS 141 Selling, General, and Admin Depreciation 0.2 0.2 0.2 0.5 0.6 Total Selling, General, and Admin Depreciation 1.0 0.9 2.7 2.8 3.7 Amortization of Intangibles - - 1.2 - - FAS 141 Amortization of Intangibles 4.0 3.8 5.4 11.8 15.9 Total Amortization of Intangibles 4.0 3.8 6.6 11.8 15.9 Total Depreciation and Amortization 20.1 $ 21.7 $ 49.6 $ 64.4 $ 86.5 $

24 Other Reconciliations ACCRUAL CAPEX RECONCILIATION LTM $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 Sept 2008 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 73.6 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - - MME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.1) + MME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 6.9 Accrual Capex 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 71.4 $ Acquisitions Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ UHS by Parent - - - - - - - (335.1) - Other - (7.8) - (1.9) (15.1) (1.1) - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $